Exhibit 99.1

Annex B

FORM OF SALE ADVERTISEMENT

Uniform Commercial Code Public Sale Notice Related to Assets of One or More of the Following Entities: EBET, Inc. f/k/a Esports Technologies, Inc., Global E-Sports Entertainment Group LLC, Esportsbook Technologies Limited, EBET Curacao, N.V., ESEG Limited, Esports Product Technologies Malta Limited, Esports Marketing Technologies Limited, Esports Technologies (Israel) Limited, Gogawi Entertainment Group Limited, Karamba Limited, and Esports Product Trading Malta Limited

Please take notice that CP BF Lending, LLC or its assignee (the "Secured Party"), as a secured party, offers for sale at a public auction, pursuant to Section 9-610 of the Uniform Commercial Code of the State of New York, certain of the tangible and intangible assets of the applicable Obligors (as defined below) pledged to it, including, without limitation, equity interests in other entities owned by one or more Obligors, contract rights, accounts receivable, intellectual property and intellectual property rights (including patents, copyrights, trade names, domain names), contract rights, general intangibles, payment intangibles, litigation claims and proceeds of all of the foregoing (collectively, the "Collateral"). The Obligors are a global provider of advanced wagering products which operate seven iGaming /online casino and sports betting brands with large European player-bases. The virtual public auction will be held on August 1, 2024 at 7 A.M. PDT | 10 A.M. EDT | 3 P.M. GMT and will be held via Zoom video conference. The deadline to submit a bid is July 30, 2024 at 9:00 A.M. PDT |12 P.M. PDT | 5 P.M. GMT. Information on how to participate in the virtual auction is available upon request from the undersigned advisors to the Secured Party. The Secured Party reserves the right to continue the UCC public sale from time to time without further publication notice.

Under certain financial obligations and security interest instruments, the Secured Party holds claims against and security interests in the assets of each of EBET, Inc. f/k/a Esports Technologies, Inc., an entity formed under the laws of the State of Nevada ("EBET'), Global E-Sports Entertainment Group LLC, an entity formed under the laws of the State of Nevada ("Global"), Esportsbook Technologies Limited, an entity formed under the laws of Ireland ("Technologies{Ireland)"), EBET Curacao, N.V., an entity formed under the laws of Curacao ("EBET Curacao"), ESEG Limited, an entity formed under the laws of Belize ("ESEG"), Esports Product Technologies Malta Limited, an entity formed under the laws of Malta ("Product Technologies"), Esports Marketing Technologies Limited, an entity formed under the laws of Gibraltar ("Marketing Technologies"), Esports Technologies (Israel) Limited, an entity formed under the laws of Israel ("Technologies (Israel)"), Gogawi Entertainment Group Limited, an entity formed under the laws of Cyprus ("Gogawi"), Karamba Limited, an entity formed under the laws of Malta ("Karamba"), and Esports Product Trading Malta Limited, an entity formed under the laws of Malta ("Product Trading" and together with EBET, Global, Technologies (Ireland), EBET Curacao, ESEG, Product Technologies, Marketing Technologies, Technologies (Israel), Gogawi, and Karamba, collectively, the "Obligors"), each as a pledgor and a debtor.

The Collateral is comprised of the following: (i) the equity interests of Marketing Technologies pledged by Technologies (Ireland) to the Secured Party to secure certain obligations of EBET and Technologies (Ireland) to the Secured Party, (ii) the equity interests ofKaramba pledged by Product Technologies to the Secured Party to secure certain obligations of EBET and Product Technologies to the Secured Party, (iii) the equity interests of Product Trading pledged by Product Technologies to the Secured Party to secure certain obligations of EBET and Product Technologies to the Secured Party, (iv) the equity interests of EBET Curacao pledged by Global to the Secured Party to secure certain obligations of EBET and Global to the Secured Party, subject to judicial confirmation in Curacao, (v) all receivables and payment intangibles of certain Obligors, (vi) trade names, trademarks, patents, copyrights, domain names and other intellectual property and intellectual property rights of EBET and all related goodwill, (vii) all contract rights and other intangible assets of certain Obligors, and (viii) all rights and claims, whether asserted or unasserted and regardless of the jurisdiction where such claims may be asserted, including, but not by way of limitation, all contract claims and commercial tort claims and all possible common law, civil law, equitable or statutory claims related thereto, held by EBET, Product Technologies or Karamba in connection with, asserted under, described in, or arising out of litigation styled EBET, Inc., Plaintiff, v Aspire Global International Limited, a Malta Corporation; AG Communications Limited, a Malta Corporation; Aspire Global 7 Limited, a Malta Corporation; Aspire Global PLC, a Malta Corporation; Neogames S.A.,, a Luxembourg Corporation; NeoGames Connect S.a.r.l., a Luxembourg corporation, NeoGames Connect Limited, a Malta Corporation; and DOES I through X,., Case Number 2:23-CV- 01830-GMN-DJA, pending in the United States District Court for the District of Nevada together with all such rights and claims of EBET, Product Technologies or Karamba which could in the future be asserted under the law and in the courts of Malta. Potential bidders may bid on some or all of the Collateral.

1

The sale will be on an "as-is, where-is" basis, with no express or implied warranties, representations, statements or conditions of any kind made by the Secured Party or any person acting foror on behalf of the Secured Party with respect to the Collateral, the financial condition of the Obligors or otherwise and without any recourse whatsoever to the Secured Party or any other person acting for or on behalf of the Secured Party. The Secured Party reserves the right to exclude certain Collateral at the sale or designate bidding lots.

The Secured Party reserves the right to credit bid, set a minimum reserve price, reject any or all bids (including without limitation any bid that it deems to have been made by a bidder that is unable to satisfy the requirements imposed by the Secured Party upon prospective bidders in connection with the sale, or to whom in the Secured Party's sole judgment a sale may not lawfully be made), purchase the Collateral and to credit the purchase price therefrom against the respective obligations owing to the Secured Party and any costs of the sale, and terminate or adjourn the sale to another time, at the sale or at any other time without further notice.

The equity interests of Marketing Technologies, Karamba, Product Trading and EBET Curacao (the "Equity Interests") may be securities. The Equity Interests have not been registered for sale under any federal or state securities laws and, as such, if the Equity Interests are securities, may not be sold or otherwise transferred by or a purchaser of the Equity Interests except in accordance with applicable law. Accordingly, each bidder will be required to execute an investment intent letter providing that: (a) the Equity Interests are being acquired by the bidder for investment purposes only and not with a view towards the sale or distribution thereof; (b) the bidder will be acquiring the Equity Interests only for its own account; (c) the bidder has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the risks and merits associated with purchasing and owning the Equity Interests; (d) the bidder has sufficient financial means to afford the risk associated with purchasing and owning the Equity Interests; (e) bidder acknowledges that the Equity Interests have not been registered under any federal or state securities laws and, if the Equity Interests are securities, may not be resold unless registered or, in the absence of registration, pursuant to an available exemption from registration; (f) if the Equity Interests are represented in the form of securities certificates, such certificates shall bear applicable restrictive selling legends; (g) the bidder has been provided with sufficient opportunity to review and evaluate all financial information about the Equity Interests provided by Secured Party , and (h) the bidder is an "accredited investor" as defined in Rule 501 under the Securities Act of 1933, as amended.

The closing of a transaction involving the purchase or sale of the Equity Interests may require notification, review, and/or approval of governmental or regulatory bodies, including but not limited to the U.S. Securities and Exchange Commission.

The Equity Interests shall be sold for cash at such price or prices and on such other commercially reasonable terms as Secured Party may determine in its sole discretion. Secured Party is deemed to be a qualified bidder and may credit bid for the Equity Interests.

All bids (other than credit bids of the Secured Party) must be for cash, and the successful bidder must be prepared to deliver immediately available good funds within two (2) business days after the sale (unless otherwise agreed in writing by the Secured Party) and otherwise comply with the bidding requirements. Further information concerning the Collateral and the requirements for obtaining information and bidding on the Collateral can be obtained from the advisors to the Secured Party listed below. Potential bidders may email Project+7(a)HilcoGlobal.com or call Richelle Kalnit at 212-993-7214 or Stella Silverstein at 646-651-1953.

Richelle Kalnit	Stella Silverstein
Chief Commercial Officer & SVP	Analyst
212.993.7214	646.651.1953

2